J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated June 21, 2018

to the Prospectuses, Summary Prospectuses and

Statement of Additional Information dated July 1, 2017, as supplemented

Portfolio Manager Change. Peter Simons has announced his intention to leave J.P. Morgan Investment Management Inc. (“JPMIM”), effective June 15, 2019 and will cease acting as a portfolio manager for the JPMorgan Core Bond Fund, effective December 31, 2018. Mr. Simons will continue with his duties until such date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-CB-PM-618